Trade and other receivables	12 Months Ended
Dec. 31, 2022
Trade and other receivables
Trade and other receivables

4       Trade and other receivables

The trade and other receivables balance comprises the following:

	2022	2021
	$	$

Trade receivables	5,837	4,592
Indirect tax receivables	494	407
Other receivables	13	35
Total trade and other receivables	6,344	5,034
Less: Current portion	6,344	1,412
Long-term portion	—	3,622

Trade receivables past due represents amounts not collected beyond the customer’s contractual terms. The Company applies the simplified approach to provide for expected credit losses prescribed by IFRS 9, which permits the use of the lifetime expected loss provision for all trade receivables. At December 31, 2022 and 2021 there were no trade receivables that were past due.

Management continually reviews the future cash flows used in the calculation of the amortized cost of its trade and other receivables. Due to the ongoing COVID-19 pandemic and access to customer locations, certain trade and other receivables are expected to have a longer repayment term due to the payment term being based on installation of the device. The revised future cash flows have been used to calculate amortized cost. During the year ended December 31, 2021, the key assumptions and estimates used in determining the amortized cost are based on a two year collection period and a discount rate of 6%, both of which required the application of significant judgement. The collection period and the significant judgement applied does not impact the credit risk of the associated trade and other receivables. The Company recognized $290 interest income for the year ended December 31, 2022 (2021 – $448 interest expense) as a result of this adjustment. Those trade and other receivables that are anticipated to be collected after one year are classified as non-current.